Acquisition	12 Months Ended
Dec. 31, 2010
Acquisition

Note 4 — Acquisition

Overview

On April 9, 2010, Cytomedix, through its wholly owned subsidiary, and Sorin entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which Cytomedix agreed to buy all title and interest in certain assets of and assume certain liabilities in Sorin’s operation of the Angel® and ActivAT® product lines (including the whole blood separation system, the blood processing kit and blood accessing kit) (the “Business Assets” or “Angel® Business”). The Angel® System is a device that utilizes validated blood separation technology to separate platelets and plasma from other components of a patient’s blood. The device provides the necessary flexibility and sophistication for more complex clinical situations. The ActivAT® technology facilitates the preparation of autologous human thrombin and currently is sold in Europe and Canada. The Angel® Business acquired from Sorin will provide Cytomedix with immediate access to surgical markets. By acquiring the Angel® Business, Cytomedix became the only supplier of PRP technology with FDA cleared indications for topical use and surgical use.

Pursuant to the terms of the Agreement, in consideration for the sale of the Business Assets, Cytomedix will pay to Sorin an aggregate amount equal to $7 million, to be paid as follows: (i) $2 million paid on the closing date of the transaction, April 9, 2010 (the “Closing Date”), and (ii) $5 million to be paid in accordance with a Secured Promissory Note in the principal amount of $5 million with interest accruing at 2.7% per annum (the “Promissory Note”) (see Note 14).

Sorin and Cytomedix made customary representations and warranties in the Agreement. Sorin also agreed to various covenants in the Agreement, including, to provide Cytomedix access to the books and records and other relevant information relating to the Business Assets. In addition, Cytomedix is entitled to set-off against deferred payments owed to Sorin for the amount of losses that the Company, in good faith, believes are owed under the indemnification provisions under the Agreement. The amount of such set-off will bear an 8% interest rate per annum from the date of exercise of set-off until the date that any amount improperly set-off is paid by Cytomedix, subject to a $500,000 cap on such set-off right.

Purchase Price

The following table summarizes the purchase price for the acquisition of the Angel® business:

Cash paid upon closing	$2,000,000
Promissory note, net of discount(1)	4,008,858
Total costs of acquisition	$6,008,858

(1)	Reflects net present value of payment stream under promissory note, discounted at 18% presumed borrowing rate.

Purchase Price Allocation

The Company assessed the fair value of assets acquired and the liabilities assumed. The following table summarizes the allocation of the purchase price based on the fair value of the acquired assets and assumed liabilities:

Inventory	$1,151,035
Intangibles	3,383,000
Property and equipment	768,000
Net assets acquired	$5,302,035
Excess of costs of acquisition over net assets acquired	$706,823

Under purchase accounting rules, Cytomedix revalued the acquired finished goods inventory to fair value, which is defined as the estimated selling price less the sum of (a) costs of disposal and (b) a reasonable profit allowance for Cytomedix’s selling effort. Cytomedix revalued the acquired property and equipment using the cost approach which is based on the amount required to replace similar assets.

Certain trademarks, technology and customer relationships of the Angel® Business have been recorded as intangible assets. The trademarks and technology are estimated to have useful lives of fifteen years while the customer relationships are estimated to have a useful life of eight years. All of these assets are being amortized on a straight-line basis as this is the most reliable representation of how the economic benefits of the assets are realized. Amortization expense of technology intangible assets is classified as cost of sales while all other intangible asset amortization is classified as general and administrative expense.

Goodwill represents the purchase price in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions. The goodwill is attributable to the synergies expected to arise as a result of the acquisition.

The Company incurred approximately $230,000 of acquisition related expenses, which were included in general and administrative expense in the Company’s statement of operations. Of this amount, $170,000 was incurred in the fourth quarter of 2009 and $60,000 was incurred in the first quarter of 2010.

The following unaudited pro forma financial information summarizes the results of operations for the periods indicated as if the Acquisition had been completed as of January 1, 2009. Revenue specific to the Angel® Business since the April 9, 2010 acquisition was $3,422,000. As Cytomedix has begun to integrate the combined operations, eliminating overlapping processes and expenses and integrating its products and sales efforts with those of the Angel® Business, it is impractical to determine the earnings specific to the Angel® Business since the acquisition date.

These pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of January 1, 2009 or that may be obtained in the future.

Unaudited Pro Forma Information

	Year Ended December 31, 2010	Year Ended December 31, 2009
Revenue	$5,017,033	$6,720,776
Net loss	$(6,632,355)	$(2,832,338)

Pro forma information primarily reflects adjustments relating to interest on the Promissory Note and amortization of intangibles acquired in the Acquisition.